Intangible Assets, Goodwill and Other (Tables)	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of intangible assets, goodwill and other assets by major class

In millions	As at December 31,	2023	2022
Investments (1)		$402	$94
Intangible assets		131	137
Deferred costs		83	66
Goodwill		70	70
Long-term receivables		16	25
Other long-term assets		12	13
Total intangible assets, goodwill and other		$714	$405
(1)As at December 31, 2023, the Company had $367 million (2022 - $60 million) of investments accounted for under the equity method, see Note 4 – Business acquisitions and combinations; and $35 million (2022 - $34 million) of investments for which fair value was not readily determinable accounted for at cost minus impairment, plus or minus observable price changes.